UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Griffin Capital Essential Asset REIT, Inc.
(Griffin Capital Essential Asset REIT II, Inc., as successor by merger)
(Exact name of registrant as specified in its charter)

Commission File Number: 000-54377

MD	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets
On December 14, 2018, Griffin Capital Essential Asset REIT, Inc. (the “Registrant”), Griffin Capital Essential Asset Operating Partnership, L.P. (the “GCEAR Operating Partnership”), Griffin Capital Essential Asset REIT II, Inc. (“GCEAR II”), Griffin Capital Essential Asset Operating Partnership II, L.P. (the “GCEAR II Operating Partnership”), and Globe Merger Sub, LLC, a wholly owned subsidiary of GCEAR II (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).
As previously discussed in the Registrant's Current Reports on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 14, 2019 and April 15, 2019, stockholders of the Registrant approved the Company Merger (as defined below) contemplated by the Merger Agreement at the Registrant's Annual Meeting of Stockholders on April 15, 2019.
As previously discussed in GCEAR II's Current Report on Form 8-K filed with the SEC on March 14, 2019, stockholders of GCEAR II approved the Company Merger contemplated by the Merger Agreement at GCEAR II's Annual Meeting of Stockholders on March 13, 2019.
On April 30, 2019, pursuant to the Merger Agreement, (i) the Registrant merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of GCEAR II (the “Company Merger”) and (ii) the GCEAR II Operating Partnership merged with and into the GCEAR Operating Partnership (the “Partnership Merger” and, together with the Company Merger, the “Mergers”), with the GCEAR Operating Partnership surviving the Partnership Merger. At such time, (i) in accordance with the applicable provisions of the Maryland General Corporation Law and the Maryland Limited Liability Company Act, the separate existence of the Registrant ceased and (ii) in accordance with the Delaware Revised Uniform Limited Partnership Act, the separate existence of the GCEAR II Operating Partnership ceased.
At the effective time of the Company Merger, each issued and outstanding share of the Registrant’s common stock (or fraction thereof), $0.001 par value per share (the “GCEAR Common Stock”), converted into the right to receive 1.04807 shares of Class E common stock of GCEAR II, $0.001 par value per share (the “GCEAR II Class E Common Stock”), and each issued and outstanding share of the Registrant’s Series A cumulative perpetual convertible preferred stock (the “Series A Preferred Stock”), converted into the right to receive one share of Series A cumulative perpetual convertible preferred stock of GCEAR II.
Stockholders of the Registrant who were enrolled in the Registrant's distribution reinvestment plan automatically became enrolled in GCEAR II's distribution reinvestment plan, unless and until any such stockholder requests to not be enrolled in GCEAR II's distribution reinvestment plan.
At the effective time of the Partnership Merger, each GCEAR Operating Partnership unit (“OP Units”) outstanding immediately prior to the effective time of the Partnership Merger converted into the right to receive 1.04807 Class E OP Units in the surviving partnership and each GCEAR II Operating Partnership unit outstanding immediately prior to the effective time of the Partnership Merger converted into the right to receive one OP Unit of like class in the surviving partnership. The special limited partnership interest of the GCEAR II Operating Partnership was automatically redeemed, canceled and retired as described in the Merger Agreement.
In addition, on April 30, 2019, following the Partnership Merger, Merger Sub merged with and into GCEAR II with GCEAR II surviving, at which time the separate existence of Merger Sub ceased.
The combined company (the “Combined Company”) following the Mergers retains the name “Griffin Capital Essential Asset REIT II, Inc.” The Company Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.
As of April 30, 2019, the Combined Company had a total capitalization of approximately $4.7 billion, and owned 101 properties in 25 states, consisting of approximately 27.2 million square feet. On a pro forma basis, the Combined Company portfolio was 93.9% occupied, on a weighted average basis, with a remaining weighted average lease term of 7.3 years. Approximately 66.4% of the Combined Company portfolio net rent, on a pro forma basis, comes from properties leased to tenants and/or guarantors who have, or whose non-guarantor parent companies have, investment grade or what management of the Registrant believes are generally equivalent ratings. In addition, no tenant represents more than 3.9% of the net rents of the Combined Company, on a pro forma basis, with the top ten tenants comprising a collective 28.2% of the net rents of the Combined Company.

The descriptions of the Merger Agreement and the Mergers contained in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on December 20, 2018, and is incorporated herein by reference.

Item 3.03.    Material Modification to Rights of Security Holders

As a result of and at the effective time of the Company Merger, holders of GCEAR Common Stock immediately prior to such time ceased having any rights as stockholders of the Registrant (other than their right to receive the 1.04807 validly issued, fully paid and nonassessable shares of GCEAR II Class E Common Stock per share under the Merger Agreement).

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.01.    Change in Control of Registrant

As a result of and at the effective time of the Company Merger, a change in control of the Registrant occurred and the Registrant merged with and into Merger Sub and the separate corporate existence of the Registrant ceased. The aggregate consideration paid in connection with the Company Merger consisted of approximately 174,981,548 shares of GCEAR II Class E Common Stock. In addition, on April 30, 2019, following the Partnership Merger, Merger Sub merged with and into GCEAR II.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 7.01.      Regulation FD Disclosure
Press Release
On May 1, 2019, GCEAR II issued a press release on behalf of GCEAR II and the Registrant announcing completion of the Mergers pursuant to the Merger Agreement as described in detail above in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits
2.1
Agreement and Plan of Merger dated December 14, 2018, by and among the Registrant, the GCEAR Operating Partnership, GCEAR II, the GCEAR II Operating Partnership and Merger Sub, incorporated by reference to Exhibit 2.1 to the Registrant's current report on Form 8-K, filed on December 20, 2018, Commission File No. 000-54377

99.1	Press Release dated May 1, 2019

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT II, Inc., as successor by merger to Griffin Capital Essential Asset REIT, Inc.

Date: May 1, 2019	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Chief Legal Officer and Secretary